                                   Exhibit H
                                   ---------

                      Corporate Structure Exelon Ventures



          Current Structure                          Final Structure

          -----------------                         -----------------
          |               |                         |               |
          |    Exelon     |                         |     Exelon    |
          |               |                         |               |
          -----------------                         -----------------
                  |                                         |
                  |                                         |
                  |                                         |
          -----------------                         -----------------
          |               |                         |               |
          |   Ventures    |                         |    Ventures   |
          |               |                         |               |
          -----------------                         -----------------
                  |                                         |
                  |                                         |
                  |                                         |
       -----------------------                      -----------------
       |                     |                      |               |
       |                     |                      |      MBT      |
       |                     |                      |               |
      /\                    /\                      -----------------
     /  \                  /  \                             |
    /    \                /    \                            |
   /      \              /      \                           |
  / Genco  \            / Enter- \               -----------------------
 /          \          /  prises  \              |                     |
 ------------          ------------              |                     |
                                                 |                     |
                                                /\                    /\
                                               /  \                  /  \
                                              /    \                /    \
                                             /      \              /      \
                                            / Genco  \            / Enter- \
                                           /          \          /  prises  \
                                           ------------          ------------